Summary of Consideration Paid and Recognized Amounts of Assets Acquired and Liabilities Assumed (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2011 TermNet Merchant Services, Inc.	May 02, 2011 TermNet Merchant Services, Inc.	Aug. 08, 2012 Central Payment Co., LLC
Business Acquisition [Line Items]
Cash and restricted cash		$ 2,691	$ 3,003
Accounts receivable, net		10,253	4,092
Other assets		1,516	12,522
Identifiable intangible assets	11,700	11,740	76,600
Goodwill	28,900	28,918	162,090
Accounts payable		(5,578)
Accrued compensation		(2,683)
Deferred income tax liability		(4,506)
Other liabilities		(351)	(30,558)
Noncontrolling interest in acquired entity			(38,000)
Total consideration		$ 42,000	$ 189,749